July 31, 2007

DREYFUS CASH MANAGEMENT FUNDS
- Dreyfus Cash Management

SUPPLEMENT TO COMBINED PROSPECTUS DATED JUNE 1, 2007
(ADMINISTRATIVE SHARES)

The following information replaces the fifth bullet point of the section of the Fund’s Combined Prospectus entitled “Dreyfus Cash Management - GOAL/APPROACH”:

domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

The following information should be read in conjunction with the section of the Fund’s Combined Prospectus entitled “Dreyfus Cash Management – MAIN RISK”, before the fifth bullet point:

the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.